Exhibit 10.10

SECURITY AGREEMENT (All Personal Property of Grantor)

SECURITY AGREEMENT dated as of March 30, 2021 (“Security Agreement”) made by WOLO MFG. CORP. (“Grantor 1”), WOLO INDUSTRIAL HORN & SIGNAL, INC. (“Grantor 2”) and 1847 WOLO INC. (“Grantor 3”; together with Grantor 1 and Grantor 2, collectively, “Grantor”) to STERLING NATIONAL BANK (“Lender”).

In consideration of Lender providing credit to Grantor, Grantor hereby agrees as follows:

Section 1. Definitions. As used in this Security Agreement, the following terms have the following meanings (terms defined in the singular to have the same meaning when used in the plural and vice versa):

“Applicable State” means the state of formation or organization of Grantor, which are New York for Grantor 1 and Grantor 2 and Delaware for Grantor 3.

“Collateral” has the meaning specified in “Grant of Security Interest” (Section 3).

“Contracts” means each contract, agreement, instrument and indenture to which Grantor is a party or under which Grantor has any right, title and interest or to which Grantor or its property is subject.

“Damages” has the meaning specified in “Indemnification” (Section 14).

“Grantor” has the meaning specified in the preamble.

“Lender” has the meaning specified in the preamble.

“Loan Agreement” means that certain credit agreement by and among each Grantor and Lender of even date herewith.

“Permitted Liens” means all security interests permitted under the Loan Agreement.

“Secured Obligations” means any and all present and future liabilities and Obligations of Grantor to Lender as defined in the Loan Agreement (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), including all liabilities and obligations under or pursuant to any interest rate hedging or management agreement entered into with Lender (or an affiliate thereof), such as a swap agreement, whether incurred by Grantor as principal or guarantor or otherwise, and whether due or to become due, secured or unsecured, absolute or contingent, joint or several, primary or secondary, direct or indirect, acquired outright, conditionally or as collateral security by Lender from another, liquidated or unliquidated, arising by operation of law or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), together with all fees and expenses incurred in collecting any or all of the items specified in this definition or enforcing any rights under any of the documents executed in connection with any such liabilities and obligations, including all fees and expenses of Lender’s counsel and of any experts and agents which may be paid or incurred by Lender in collecting any such items or enforcing any such rights.

“Security Agreement” means this Security Agreement.

“UCC” means the Uniform Commercial Code of the State of New York.

“Vehicles” means all automobiles, trucks, truck tractors, trailers, semi-trailers or other motor vehicles.

All terms defined in the UCC that are used in this Security Agreement have the meaning specified in the UCC.

Section 2. Rules of Interpretation. When used in this Security Agreement: (1) “or” is not exclusive, (2) a reference to a law includes any amendment or modification to such law, and (3) a reference to an agreement, instrument or document includes any amendment or modification of such agreement, instrument or document.

Section 3. Grant of Security Interest. Grantor hereby grants to Lender a continuing security interest in and lien on all right, title and interest of Grantor in and to any and all assets and personal property of Grantor, including but not limited to each of the following items in which it has any right, title or interest, whether now owned or hereafter acquired, created or existing: (1) all Accounts, (2) all Chattel Paper (whether tangible or electronic), (3) all Deposit Accounts, (4) all Documents, (5) all General Intangibles (including Payment Intangibles and Software), (6) all Goods (including Inventory, Equipment, Fixtures and Accessions), (7) all Instruments (including promissory notes), (8) all Investment Property, (9) all Letter-of-Credit Rights, (10) all Letters of Credit, (11) all Money, (12) all Supporting Obligations, (13) all Vehicles, and (14) all Proceeds and products of the foregoing (“Collateral”).

Section 4. Security for Secured Obligations. The Collateral secures the prompt and complete payment when due of all Secured Obligations.

Section 5. Filing of Financing Statement. Grantor hereby authorizes Lender, its counsel or its representative, at any time and from time to time, to file financing statements and amendments covering the Collateral in such jurisdictions, as Lender may deem necessary or desirable to perfect the security interests granted by Grantor under this Security Agreement. Such financing statements may describe the collateral covered by such financing statements as "all assets of Grantor", "all personal property of Grantor" or words of similar effect.

Section 6. Actions to Perfect Security Interest. Grantor agrees that from time to time, it will promptly execute and deliver all instruments and documents, and take all actions, including the noting of Lender’s security interest on all certificates of title issued with respect to any of Grantor’s Vehicles, that may be necessary or desirable, or that Lender may request, for the attachment, perfection and maintenance of the priority of, the security interest of Lender in any and all of the Collateral or to enable Lender to exercise and enforce any and all of its rights, powers and remedies under this Security Agreement with respect to any and all of the Collateral.

Section 7. Continued Perfection of Security Interest. Unless Grantor has provided Lender with thirty (30) days prior written notice of its intention to do any of the following and prior to taking such proposed action Grantor has executed and delivered all such additional documents and performed all additional acts as Lender may require, in its sole discretion, to continue or maintain the existence and priority of the security interest of Lender in the Collateral, Grantor shall not: (1) change its name, (2) if Grantor is a corporation, general partnership, limited partnership or limited liability company, change its identity or structure, (3) transfer any of the Collateral to any other party other than the sale of Collateral in the ordinary course of its business, (4) if Grantor is an individual change the location of his or her principal residence, or (5) change the location where the books and records related to the Collateral are maintained.

Section 8. Representations and Warranties. At the time of execution of this Security Agreement and each time Lender provides credit as noted above, Grantor represents and warrants to Lender as follows:

(1) Name of Grantor. The exact legal name of Grantor is the name specified in the preamble to this Security Agreement. The Grantor has not been known by any other name during the five (5) years prior to the date of this Security Agreement.

(2) Location of Grantor. If Grantor is an individual then the principal residence of Grantor is located in the Applicable State. If Grantor is a general partnership then the principal place of business of Grantor is in the Applicable State. If Grantor is a corporation, limited partnership or limited liability company then Grantor is organized or formed under the laws of the Applicable State. Each location used by Grantor to conduct its business is located in the Applicable State and all assets used in the conduct of such business and all records related to such business are located in the Applicable State. All of the assets used in the operation of its business are in the possession of, and under the control of, Grantor and none of the assets used by Grantor in the conduct of its business are held by any third party.

(3) Location for Filing of Financing Statement. With respect to any item of Collateral in which a security interest can be perfected by the filing of a UCC financing statement, the filing of such a statement with the Secretary of State of the Applicable State will perfect the security interest of Lender in such Collateral.

(4) Formation, Good Standing, Power and Due Qualification. If Grantor is a corporation, general partnership, limited partnership or limited liability company then Grantor (a) is a corporation, general partnership, limited partnership or limited liability company, as the case may be, duly incorporated or formed, as the case may be, validly existing, and in good standing under the laws of the jurisdiction of its incorporation or formation, as the case may be, (b) has the corporate, general partnership, limited partnership, or limited liability company power and authority, as the case may be, to own its assets and to transact the business in which it now engages or proposes to engage in, and (c) is duly qualified as a foreign corporation, general partnership, limited partnership, or limited liability company, as the case may be, and in good standing under the laws of each other jurisdiction in which such qualification is required.

(5) Authority. If Grantor is a corporation, general partnership, limited partnership or limited liability company then the execution, delivery and performance by Grantor of this Security Agreement are within its corporate, general partnership, limited partnership, or limited liability company powers, as the case may be, have been duly authorized by all necessary corporate, general partnership, limited partnership, or limited liability company action, as the case may be, and do not and will not (a) require any consent or approval of its stockholders, partners or members, as the case may be, which has not been obtained, or (b) contravene its charter or bylaws, partnership agreement, articles of formation or operating agreement, as the case may be.

(6) No Contravention. The execution, delivery and performance by Grantor of this Security Agreement do not and will not (a) violate any provision of any law, order, writ, judgment, injunction, decree, determination, or award presently in effect applicable to Grantor, (b) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease, or instrument to which Grantor is a party or by which Grantor’s properties may be bound or affected, or (c) result in, or require, the creation or imposition of any lien upon or with respect to any of the properties now owned or hereafter acquired by Grantor.

(7) Governmental Authority. No authorization, approval or other action by, and no notice to or filing with, any governmental authority is required for the due execution, delivery and performance by Grantor of this Security Agreement.

(8) Legally Enforceable Security Agreement. This Security Agreement is the legal, valid and binding obligation of Grantor, enforceable against Grantor in accordance with its terms, except to the extent that such enforcement may be limited by (a) applicable bankruptcy, insolvency, and other similar laws affecting creditors' rights generally, or (b) general equitable principles, regardless of whether the issue of enforceability is considered in a proceeding in equity or at law.

(9) No Restrictions on Collateral. None of the Collateral is subject to a restriction that prohibits, restricts or limits the grant of a security interest in such Collateral pursuant to this Security Agreement, the perfection of the security interest granted by this Security Agreement (including the priority of such security interest) or the exercise by Lender of its rights, remedies and powers under this Security Agreement or otherwise.

(10) Security Interest and Claims. This Security Agreement creates a valid security interest in the Collateral and such security interest secures the payment of all Secured Obligations. The security interest of Lender in the Collateral is a first priority security interest. Grantor owns the Collateral free and clear of any security interest, except for (1) the security interest created by this Security Agreement and (2) Permitted Liens.

(11) Acquisition in Ordinary Course of Business. All of the Collateral, including all Equipment and all Inventory, was acquired in the ordinary course of business.

(12) Compliance with Law. All of the Collateral was acquired, used, produced and sold or disposed of in accordance with all applicable laws, including in the case of inventory, the Fair Labor Standards Act.

(13) Inventory. None of the Inventory is held on consignment or subject to a sale or return or sale on approval or similar arrangement.

(14) Equipment. All Equipment which is useful or necessary to the business of Grantor is in good repair, ordinary wear and tear excepted.

(15) Accounts. Grantor has originated all Accounts. None of the Accounts have either been sold to another party or otherwise transferred or delivered to any party for the purpose of collecting such Account. Grantor is duly qualified in all states where required to enable Grantor to enforce collection of its Accounts due from customers residing in that state.

(16) Contracts. All of the Contracts material to the operation of the business of Grantor are in full force and effect and Grantor has performed in all material respects its obligations under each such Contract, and to the knowledge of Grantor the other parties to each such Contract have performed in all material respects their respective obligations under each such Contract.

(17) Vehicles. The list of Vehicles provided by Grantor to Lender on or before the date of this Security Agreement is a complete list of all of Grantor’s Vehicles as of the date of this Security Agreement.

Section 9. Covenants. Grantor agrees:

(1) Reporting Requirements. Grantor will immediately notify Lender if (a) any claim, including any attachment, levy, execution or other legal process, is made against any or all of the Collateral, (b) any representation and warranty included in this Security Agreement would no longer be true if made on such date, (c) there is any material loss or damage to, or material decline in the value of, or material change in the nature of, any of the Collateral, (d) there is a redemption or exchange of any or all of the Collateral, or (5) Grantor acquires another Vehicle. Grantor will furnish to Lender from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with such Collateral as Lender may request, all in reasonable detail.

(2) Records. Grantor will keep and maintain at its expense complete and accurate records related to the Collateral, including records of all payments made, all credits granted and all other documentation related to the Collateral.

(3) Inspection. Upon reasonable notice to Grantor and during normal business hours Grantor will allow Lender or its designees to visit its offices and each location where any Collateral is located to inspect its books and records, make copies thereof, and inspect the Collateral. For the further security of Lender, it is agreed that Lender has and is hereby granted a security interest in all books and records of Grantor pertaining to the Collateral.

(4) Restrictions on Collateral. Grantor will not enter into any agreement or undertaking that restricts or limits the right or ability of Grantor or Lender to sell, assign or transfer any of the Collateral.

(5) Defense of Collateral. Grantor will defend the Collateral against all claims and demands of all parties, other than Lender.

(6) No Security Interest or Claims. Grantor will not create, permit or suffer to exist, any security interest on any of the Collateral other than the security interest under this Security Agreement and Permitted Liens. If requested by Lender, Grantor will discharge or cause to be discharged all security interests and claims on any or all of the Collateral, except for the security interest under this Security Agreement and Permitted Liens. Grantor will pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against the Collateral. At its option and upon prior notice to Grantor, Lender may discharge taxes, liens, security interests or other encumbrances at any time levied or placed on Collateral. Grantor agrees to reimburse Lender, on demand, for any such payment made by Lender. Any amounts so paid shall be added to the Secured Obligations.

(7) Transfer and Other Security Interests. Grantor shall not sell, assign (by operation of law or otherwise), transfer or otherwise dispose of any of the Collateral except for sales, assignments and transfers of Collateral in the ordinary course of business.

(8) Compliance with Law. Grantor will comply in all material respects with all laws applicable to any or all of the Collateral, except to the extent the failure to comply will not have a material adverse effect on the rights of Lender under this Security Agreement, the priority of the security interest of Lender in the Collateral or the value of the Collateral.

(9) Insurance. Grantor shall bear all risk of loss with respect to the Collateral. The injury to or loss of Collateral, either partial or total, shall not release Grantor from payment or other performance under this Security Agreement. Grantor shall, at its own expense, maintain insurance with respect to all the Equipment and all the Inventory in such amounts, against such risks, in such form and with such insurers as are usually carried by companies engaged in the same or similar business as Grantor and such other insurance as reasonably required by Lender. Each policy for liability insurance shall (a) designate Lender as an additional insured and (b) provide for all losses to be paid on behalf of Lender and Grantor as their respective interests may appear. Reimbursement under any liability insurance maintained by Grantor may be paid directly to the party who shall have incurred liability covered by such insurance. Each policy for property damage insurance shall (a) designate Lender as the sole lender loss payee and (b) provide for all losses to be paid directly to Lender. Such insurance is to be in form and amounts satisfactory to Lender and issued by reputable insurance carriers reasonably satisfactory to Lender with a Best Insurance Report Key Rating of at least “A-”. If Grantor fails to obtain or maintain in force such insurance or fails to furnish evidence of such insurance, Lender is authorized, but not obligated, to purchase any or all insurance protecting such interest as Lender deems appropriate against such risks and for such coverage and for such amounts, including either the amount of the Secured Obligations or value of the Collateral, all at its discretion, and at Grantor’s expense. In such event, Grantor agrees to reimburse Lender for the cost of such insurance and Lender may add such cost to the Secured Obligations.

In addition, each such policy shall (a) name Lender as an insured party under such policy (without any representation or warranty by or obligation upon Lender), (b) contain the agreement by the insurer that any loss under such policy shall be payable to Lender notwithstanding any action, inaction or breach of representation or warranty by Grantor, (c) provide that there shall be no recourse against Lender for payment of premiums or other amounts with respect to such policy and (d) provide that at least thirty (30) days prior written notice of amendment to, cancellation of or lapse shall be given to Lender by the insurer.

If requested by Lender, Grantor shall deliver to Lender (a) original or duplicate policies of such insurance policies, (b) a report of a reputable insurance broker with respect to such insurance, (c) duly executed instruments of assignment of such insurance policies to perfect Lender’s security interest in such policy, including without limitation, acknowledgments of such assignments from the respective insurers, and (d) insurance certificates indicating that Lender is an “additional insured” under all of Grantor’s liability insurance policies and a “lender loss payee” under all of Grantor’s casualty insurance policies.

Grantor hereby assigns to Lender the proceeds of all property insurance covering the Collateral up to the amount of the Secured Obligations and directs any insurer to make payments directly to Lender. Grantor hereby appoints Lender its attorney-in-fact, which appointment shall be irrevocable and coupled with an interest for so long as Secured Obligations are unpaid, to file proof of loss and/or any other forms required to collect from any insurer any amount due from any damage or destruction of Collateral, to agree to and bind Grantor as to the amount of said recovery, to designate payee(s) of such recovery, to grant releases to insurer, to grant subrogation rights to any insurer, and to endorse any settlement check or draft. Grantor agrees not to exercise any of the foregoing powers granted to Lender without Lender’s prior written consent. Lender agrees not to exercise the power of attorney provided for in this paragraph unless any or all of the Secured Obligations are not paid when due or demanded.

In case of any loss involving damage to Equipment or Inventory Lender will determine whether such insurance proceeds shall be used (a) to make or cause to be made the necessary repairs to or replacements of such Equipment or Inventory, or (b) to pay the Secured Obligations, and if there are any contingent Secured Obligations, to provide cash collateral to cover such Secured Obligations.

(10) Equipment. Grantor shall cause the Equipment necessary for the conduct of its business to be maintained and preserved in good working order, repair and condition, ordinary wear and tear excepted, and shall forthwith, or in the case of any loss or damage to any of its Equipment as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements, and other improvements in connection therewith which are necessary or desirable to so maintain and preserve such Equipment.

(11) Inventory. In accordance with reasonable business practice, Grantor will maintain all Inventory in good saleable or useable condition, Grantor will (a) not sell, assign, lease, mortgage, transfer or otherwise dispose of any interest in any Inventory other than sales of Inventory in the ordinary course of business, and (b) not use or permit any of the Inventory to be used for any unlawful purpose or in violation of any law, or for hire. If Grantor fails to pay any or all of the Secured Obligations when due or demanded, Grantor will, upon receipt of all checks, drafts, cash and other remittances, in payment of Collateral sold, deposit the same in a special Lender account maintained with Lender over which Lender also has the power of withdrawal. Grantor agrees to notify Lender promptly in the event that any inventory purchased by or delivered to Grantor is evidenced by a bill of lading, dock warrant, dock receipt, warehouse receipt or other document of title and to deliver such document to Lender upon request.

(12) Chattel Paper, Accounts and General Intangibles. Grantor will remain duly qualified in all states where required to enable Grantor to enforce collection of the Chattel Paper, Accounts and General Intangibles due from account debtors in that state. Except as otherwise provided in this Security Agreement, it shall continue to collect, at its own expense, all amounts due or to become due to Grantor under the Chattel Paper, Accounts and General Intangibles. In connection with such collections, Grantor may take (and, at Lender’s discretion, shall take) such action, as Grantor or Lender may deem necessary or advisable to enforce collection of the Chattel Paper, Accounts and General Intangibles. Grantor warrants that Collateral consisting of Chattel Paper, Accounts, or General Intangibles is (1) genuine and enforceable in accordance with its terms; (2) not subject to any defense, set-off, claim or counterclaim of a material nature against Grantor; and (3) not subject to any other circumstances that would impair the validity, enforceability, value, or amount of such Collateral. Grantor will not create any tangible Chattel Paper without placing a legend on such Chattel Paper acceptable to Lender indicating that Lender has a security interest in such Chattel Paper. Grantor will not create any electronic Chattel Paper without taking all steps deemed necessary by Lender to confer control of the electronic Chattel Paper upon Lender in accordance with the UCC. Grantor will cooperate with Lender in obtaining control with respect to Collateral consisting of electronic Chattel Paper. Grantor authorizes and directs all third parties to comply with the terms of this Security Agreement, to enter into a control agreement, to mark its records to show the security interest of and/or the transfer to Lender of the property pledged under this Security Agreement and to mail monthly statements to Lender, in addition to Grantor, to the address provided herein. Upon the request of Lender, Grantor will provide Lender with one or more letters or forms of letters that Lender can send to each obligor on Chattel Paper, Accounts and General Intangibles owing to Grantor, advising such obligor to make payment on such Chattel Paper, Accounts and General Intangibles directly to Lender.

(13) Account Information. From time to time, at Lender’s reasonable request, Grantor shall provide Lender with schedules describing all accounts, including customers’ addresses, created or acquired by Grantor and at Lender’s request shall execute and deliver written assignments of contracts and other documents evidencing such accounts to Lender. Together with each schedule, Grantor shall, if requested by Lender, furnish Lender, to the extent available, with copies of Grantor’s sales journals, invoices, customer purchase orders or the equivalent, and original shipping or delivery receipts for all goods sold, and Grantor warrants the genuineness thereof.

(14) Government Contracts. If any Collateral covered by this Security Agreement arises from obligations due to Grantor from any governmental unit or organization, Grantor shall promptly notify Lender in writing and, if requested by Lender, execute all documents and take all actions deemed reasonably necessary by Lender to ensure recognition by such governmental unit or organization of the rights of Lender in the Collateral.

(15) Instruments, Chattel Paper, Documents. Any Collateral that is, or is evidenced by, Instruments, Chattel Paper or Negotiable Documents will be properly assigned to and the originals of any such Collateral in tangible form deposited with and held by Lender, unless Lender shall hereafter otherwise direct or consent in writing. Lender may, without notice, before or after any or all of the Secured Obligations are due or demanded, exercise any or all rights of collection, conversion, or exchange and other similar rights, privileges and options pertaining to such Collateral, but shall have no duty to do so.

(16) Contracts. Grantor will perform all of its duties and obligations under each contract material to the operation of its business. It will require that all other parties to each such contract perform all of their respective duties and obligations.

(17) Landlord/Mortgagee Waivers. If requested by Lender, Grantor shall cause each mortgagee of real property owned by Grantor and each landlord of real property leased by Grantor to execute and deliver instruments satisfactory in form and substance to Lender by which such mortgagee or landlord subordinates its rights, if any, in the Collateral.

Section 10. Rights and Remedies. If Grantor fails to perform any agreement contained in this Security Agreement, Lender may itself perform, or cause performance of, such agreement.

Upon the existence of an Event of Default under the Loan Agreement, Lender may exercise in respect of any or all of the Collateral each of the following rights, remedies and powers and Grantor agrees that each of the following rights, remedies and powers is commercially reasonable:

(1) General Remedies. Lender may exercise in respect of any or all of the Collateral all rights, remedies and powers provided for in this Security Agreement, by law, in equity or otherwise available to it, including all the rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Collateral).

(2) Right to Accelerate Obligations Owed to Grantor. To the extent that any obligation to make payment on any Collateral is not then due or a demand for payment has not been made and Grantor has the right, in accordance with the term of such Collateral, to require or make a demand for payment on such Collateral, Lender has the right to require and to make a demand for payment on such Collateral.

(3) Accounts, Contracts, and Other Collateral. Lender has the right to notify the account debtors or obligors under any Accounts, Contracts, and other Collateral of the security interest of Lender in such Account, Contract, or other Collateral and to direct such account debtors or obligors to make payment of all amounts due or to become due to Grantor thereunder directly to Lender or to an account designated by Lender and, upon such notification, to enforce collection of any such Accounts, Contracts, and other Collateral, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as Grantor might have done. After receipt by Grantor of such notice from Lender, (a) all amounts and proceeds (including wire transfers, checks and other instruments) received by Grantor in respect of any Accounts, Contracts, or other Collateral shall be received in trust for the benefit of Lender under this Security Agreement, shall be segregated from other funds of Grantor and shall be forthwith deposited to such account or paid over or delivered to Lender in the same form as so received (with any necessary endorsement or assignment) to be held as Collateral, or be applied as provided by this Section, as determined by Lender, and (b) Grantor shall not adjust, settle or compromise the amount or payment of any such Account, Contract, or other Collateral or release wholly or partly any account debtor or obligor thereof, or allow any discount thereon, other than any discount allowed for prompt payment.

(4) Assembly of Collateral. Lender may require Grantor to, and Grantor hereby agrees that it will at its expense and upon the request of Lender forthwith, assemble all or any part of the Collateral as directed by Lender and make it available to Lender at a place to be designated by Lender that is reasonably convenient to both Lender and Grantor.

(5) Entering Premises. Lender or its designated agents may enter, with or without judicial process, upon any premises of Grantor and take possession of all or any part of the Collateral, and remove such Collateral to a location specified by Lender.

(6) Use of Premises. Lender shall have the right to enter and remain upon each and every location of Grantor without cost or charge to Lender, and use the same together with materials, supplies, books and records of Grantor for the purpose of collecting and liquidating the Collateral, or for preparing for sale and conducting the sale of the Collateral, whether by foreclosure, auction or otherwise.

(7) Sale or Other Disposition of Collateral. Lender may, without notice, except as specified below, sell, lease, license or otherwise dispose of and grant options to purchase, lease, license or otherwise acquire, any or all of the Collateral in one or more parcels at public or private sale or other disposition, for cash, on credit, for future delivery or otherwise and upon such other terms, including price, as Lender may deem commercially reasonable.

(8) Notice of Sale or Other Disposition of Collateral. Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days notice to Grantor of the time and place of any public or private sale is to be made shall constitute reasonable notification. Lender shall not be obligated to make any sale of any or all of the Collateral after any notice of sale has been given. Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed for such sale, and such sale may, without further notice, be made at the time and to the place to which it was so adjourned. Collateral that is subject to rapid declines in value and is customarily sold in recognized markets may be disposed of by Lender in a recognized market for such collateral without providing notice of sale.

(9) Commercially Reasonable Sale. Grantor agrees that it is not commercially unreasonable for Lender (a) to fail to incur expenses reasonably deemed significant by Lender to prepare Collateral for disposition or otherwise to fail to complete raw material or work in process into finished goods or other finished products for disposition, (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against account debtors or other persons obligated on Collateral or to fail to remove liens or encumbrances on or any adverse claims against Collateral, (d) to exercise collection remedies against account debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other persons, whether or not in the same business as Grantor, for expressions of interest in acquiring all or any portion of the Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the collateral is of a specialized nature, (h) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties, including disclaimers of warranties of title, possession, quiet enjoyment and the like, (k) to purchase insurance or credit enhancements to insure Lender against risk of loss, collection or disposition of Collateral or to provide to Lender a guaranteed return from the collection or disposition of Collateral, or (l) to the extent deemed appropriate by Lender, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist Lender in the collection or disposition of any of the Collateral. Grantor agrees that the purpose of this Section is to provide non-exhaustive indications of what actions or omissions by Lender would fulfill the duties of Lender under the UCC of the State or any other relevant jurisdiction in the exercise by Lender of remedies against the Collateral and that other actions or omissions by Lender shall not be deemed to fail to fulfill such duties solely on account of not being indicated in this Section. Without limitation upon the foregoing, nothing contained in this Section shall be construed to grant any rights to Grantor or to impose any duties on Lender that would not have been granted or imposed by this Security Agreement or by applicable law in the absence of this Section.

(10) Proceeds. If any of the Collateral is sold by Lender upon credit or for future delivery, Lender shall not be liable for the failure of the purchaser to purchase or pay for the same and, in the event of any such failure, Lender may resell such Collateral. In no event shall Grantor be credited with any part of the proceeds of sale of any Collateral until and to the extent cash payment in respect thereof has actually been received by Lender. To the extent any of the Secured Obligations are contingent, cash proceeds received by Lender in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of Lender, be held by Lender as collateral for such contingent Secured Obligations. Any cash held by Lender as Collateral and all cash proceeds received by Lender in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of Lender, be applied, first, to pay all costs and expenses incurred by Lender in connection with or incident to the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any and all of the Collateral, second, to pay all reasonable attorney’s fees and legal expenses incurred by Lender in connection with or incident to the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any and all of the Collateral, third, to pay all matured and unpaid Secured Obligations, in whole or in part by Lender against, all or any part of the Secured Obligations in such order as Lender shall elect, fourth, if and to the extent any of the Secured Obligations are unmatured or contingent, to provide cash collateral for all such Secured Obligations, and fifth, in accordance with applicable law. If the proceeds of the sale of the Collateral are insufficient to pay all of the Secured Obligations, Grantor agrees to pay upon demand any deficiency to Lender.

Lender shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies under this Security Agreement. A waiver by Lender of any right or remedy under this Security Agreement on any one occasion, shall not be construed as a bar to or waiver of any such right or remedy which Lender would have had on any future occasion nor shall Lender be liable for exercising or failing to exercise any such right or remedy.

Section 11. Appointment of Lender Attorney-in-Fact. Grantor hereby irrevocably appoints Lender attorney-in-fact, with full authority in the place and stead of Grantor and in the name of Grantor, Lender or otherwise (1) to take any and all action and exercise all rights and remedies granted to Lender under this Security Agreement, and (2) to execute any instrument which Lender may deem necessary or advisable to accomplish the purpose of this Security Agreement. Neither Lender nor anyone acting on its behalf shall be liable for acts, omissions, errors in judgment, or mistakes in fact in such capacity as attorney-in-fact other than those that are the result of gross negligence or willful misconduct.

Grantor hereby ratifies and approves all acts of Lender as its attorney in-fact pursuant to this Section, and Lender, as its attorney in-fact, will not be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law, other than those which result from Lender’s gross negligence or willful misconduct. This power, being coupled with an interest, is irrevocable so long as this Security Agreement remains in effect.

Section 12. Grantor Remains Liable. In all events, including the exercise by Lender of any of the rights under this Security Agreement, Grantor remains liable to perform all of its duties and obligations under the contracts and agreements included in the Collateral to which it is a party to the same extent as if this Security Agreement had not been executed. Lender shall not have any obligation or liability under any such contracts and agreements by reason of this Security Agreement, nor shall Lender be obligated to perform any of the obligations or duties of Grantor under, or to take any action to collect or enforce any claim or rights under, any such contract or agreement.

The powers conferred on Lender under this Security Agreement are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it under this Security Agreement, Lender shall not have any duty as to any such Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any such Collateral.

Section 13. Indemnity and Expenses. Grantor agrees to indemnify Lender and each of its directors, officers, employees, agents and affiliates from and against any and all claims, losses and liabilities growing out of or resulting from this Security Agreement or the transactions contemplated by this Security Agreement (including, without limitation, enforcement of this Security Agreement), except claims, losses or liabilities resulting from the gross negligence or willful misconduct of the person to be indemnified.

Grantor will upon demand pay to Lender the amount of any and all expenses, including the reasonable fees and out of pocket disbursements of its counsel and of any experts and agents, which Lender may incur in connection with (1) any amendment to this Security Agreement, (2) the administration of this Security Agreement, (3) filing or recording fees incurred with respect to or in connection with this Security Agreement, (4) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (5) the exercise or enforcement of any of the rights of Lender under this Security Agreement, or (6) the failure by Grantor to perform or observe any of the provisions of this Security Agreement.

Section 14. Amendments. No amendment or waiver of any provision of this Security Agreement nor consent to any departure by Grantor from this Security Agreement shall in any event be effective unless the same shall be in writing and signed by Lender and Grantor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

Section 15. Addresses for Notices. All notices and other communications provided for under this Security Agreement shall be in writing and, mailed or delivered by messenger or overnight delivery service, addressed, in the case of Grantor to the address specified below its signature, and in the case of Lender to the address specified below; or as to any such party at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section.

Sterling National Bank

One Jericho Plaza

Suite 304

Jericho, New York 11753

Attention: Daniel Liberty

   Senior Managing Director

with a copy to:

Sterling National Bank

21 Scarsdale Road

Yonkers,   New York 10707

Attention: General Counsel

All such notices and other communications shall, when mailed or delivered by messenger or overnight delivery service, respectively, be effective one (1) day after being placed in the mails or delivered to the messenger or overnight delivery service, respectively, addressed as specified above.

Section 16. Continuing Security Interest, Transfer of Secured Obligations. Notwithstanding the fact that there may be no Secured Obligations outstanding from time to time, this Security Agreement shall create a continuing security interest in all of the Collateral. This Security Agreement shall be binding upon Grantor and inure to Lender and its successors, transferees and assigns. Grantor may not transfer or assign its obligations under this Security Agreement. Lender may assign or otherwise transfer all or a portion of its rights or obligations with respect to the Secured Obligations to any other party, and such other party shall then become vested with all the benefits in respect of such transferred Secured Obligations and the security interest granted to Lender pursuant to this Security Agreement or otherwise. Grantor agrees that Lender can provide information regarding Grantor to any prospective or actual successor, transferee or assign.

Section 17. Submission to Jurisdiction. Grantor hereby irrevocably submits to the jurisdiction of any federal or state court sitting in Rockland, New York or Westchester County in the State of New York over any action or proceeding arising out of or related to this Security Agreement and agrees with Lender that personal jurisdiction over Grantor rests with such courts for purposes of any action on or related to this Security Agreement. Grantor hereby consents to any and all process which may be served in any such suit, action or proceeding, (i) as notified to the Lender in accordance with the terms of this Agreement or (ii) by serving the same upon Grantor in any other manner otherwise permitted by law, and agrees that in each case such service shall in every respect be deemed effective service on Grantor. Grantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any manner provided by law. Grantor further waives any objection to venue in any such action or proceeding on the basis of inconvenient forum. Grantor agrees that any action on or proceeding brought against Lender shall only be brought in such courts.

Section 18. Setoff. Grantor agrees that, in addition to, and without limiting, any right of setoff, banker’s lien or counterclaim Lender may otherwise have, Lender shall be entitled, at its option, to offset balances (general or special, time or demand, provisional or final) held by it for the account of Grantor, at any of the offices of Lender, in Dollars or any other currency, against any amount payable by Grantor to Lender under this Security Agreement which is not paid when demanded (regardless of whether such balances are then due to Grantor), in which case Lender shall promptly notify Grantor; provided that Lender’s failure to give such notice shall not affect the validity of such offset.

Section 19. Governing Law. This Security Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to its principles of conflicts of law, except to the extent that the validity or perfection of the security interest under this Security Agreement, or remedies under this Security Agreement, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of New York.

Section 20. Miscellaneous. This Security Agreement is in addition to and not in limitation of any other rights and remedies Lender may have by virtue of any other instrument or agreement heretofore, contemporaneously herewith or hereafter executed by Grantor or by law or otherwise. If any provision of this Security Agreement is contrary to applicable law, such provision shall be deemed ineffective without invalidating the remaining provisions of this Security Agreement. If and to the extent that applicable law confers any rights in addition to any of the provisions of this Security Agreement, the affected provision shall be considered amended to conform to such law. The headings in this Security Agreement are for convenience of reference only, and shall not affect the interpretation or construction of this Security Agreement.

Section 21. WAIVER OF JURY TRIAL. GRANTOR EXPRESSLY WAIVES ANY AND EVERY RIGHT TO A TRIAL BY JURY IN ANY ACTION ON OR RELATED TO THIS SECURITY AGREEMENT.

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SIGNATURE PAGE

Security Agreement

IN WITNESS WHEREOF, Grantor has duly executed and delivered this Security Agreement as of the date of this Security Agreement.

WOLO MFG. CORP.

By:
Name:
Title:

Address for Notices:

1 Saxwood Street
Deer Park, New York 11729

WOLO INDUSTRIAL HORN & SIGNAL, INC.

By:
Name:
Title:

Address for Notices:

1 Saxwood Street
Deer Park, New York 11729

1847 WOLO INC.

By:
Name:
Title:

Address for Notices:

c/o 1847 Holdings LLC
590 Madison Avenue, 21st Floor
New York, New York 10022